EQ ADVISORS TRUSTSM

EQ/HIGH YIELD BOND PORTFOLIO

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates information contained in the Summary Prospectus dated May 1, 2013 of the EQ/High Yield Bond Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about: (1) investment strategy changes for the EQ/High Yield Bond Portfolio (“Portfolio”) (2) an additional investment adviser for the Portfolios; and (3) additional of an portfolio managers for the Portfolio.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2013, as supplemented May 1, 2013, June 21, 2013, August 14, 2013; September 13, 2013, January 2, 2014, January 17, 2014, January 29, 2014, January 30, 2014 and February 21, 2014 and Statement of Additional Information (“SAI”), dated May 1, 2013, as supplemented October 7, 2013, October 18, 2013 and January 2, 2014, and the Portfolio‘s audited financial statements included in its annual report to shareholders dated December 31, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa equitablefunds.com/all portfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors

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Information Regarding

EQ/High Yield Bond Portfolio

Effective, May 1, 2014, the third and fourth paragraphs in the section of the Prospectus “Investments, Risks and Performance Principal Investment Strategy” are deleted in their entirety and replaced with the following information.

The Active Allocated Portion will invest in high yield corporate debt securities as well as floating rate loans, and participations in and assignments of loans. The Active Allocated Portion may invest in securities of any maturity because the Advisers to the Active Allocated Portion place greater emphasis on credit risk in selecting securities than either maturity or duration.

In addition, effective May 1, 2014, the following information is added to the section of the Prospectus “Who Manages the Portfolio.”

Adviser: Post Advisory Group, LLP. (“Post”) Portfolio Managers: The individuals that are jointly and primarily responsible for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Henry Chyung	Chief Investment officer, Post Board Member	May 2014
Bill Matthews, CFA®	Managing Director-Portfolio Manager	May 2014

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